Exhibit 24

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Christopher T. Hatto, Brent Kastner, Craig B. Glidden and John S. Kim, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Annual Report on Form 10-K	Year Ended December 31, 2023

and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Exchange Act of 1934, as amended, this power of attorney has been executed by the undersigned.

/s/ PATRICIA F. RUSSO
Signature

Patricia F. Russo
Print

January 30, 2024
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Christopher T. Hatto, Brent Kastner, Craig B. Glidden and John S. Kim, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Annual Report on Form 10-K	Year Ended December 31, 2023

and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Exchange Act of 1934, as amended, this power of attorney has been executed by the undersigned.

/s/ ANEEL BHUSRI
Signature

Aneel Bhusri
Print

January 30, 2024
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Christopher T. Hatto, Brent Kastner, Craig B. Glidden and John S. Kim, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Annual Report on Form 10-K	Year Ended December 31, 2023

and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Exchange Act of 1934, as amended, this power of attorney has been executed by the undersigned.

/s/ WESLEY G. BUSH
Signature

Wesley G. Bush
Print

January 30, 2024
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Christopher T. Hatto, Brent Kastner, Craig B. Glidden and John S. Kim, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Annual Report on Form 10-K	Year Ended December 31, 2023

and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Exchange Act of 1934, as amended, this power of attorney has been executed by the undersigned.

/s/ JOANNE C. CREVOISERAT
Signature

Joanne C. Crevoiserat
Print

January 30, 2024
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Christopher T. Hatto, Brent Kastner, Craig B. Glidden and John S. Kim, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Annual Report on Form 10-K	Year Ended December 31, 2023

and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Exchange Act of 1934, as amended, this power of attorney has been executed by the undersigned.

/s/ LINDA R. GOODEN
Signature

Linda R. Gooden
Print

January 30, 2024
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Christopher T. Hatto, Brent Kastner, Craig B. Glidden and John S. Kim, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Annual Report on Form 10-K	Year Ended December 31, 2023

and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Exchange Act of 1934, as amended, this power of attorney has been executed by the undersigned.

/s/ JOSEPH JIMENEZ
Signature

Joseph Jimenez
Print

January 30, 2024
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Christopher T. Hatto, Brent Kastner, Craig B. Glidden and John S. Kim, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Annual Report on Form 10-K	Year Ended December 31, 2023

and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Exchange Act of 1934, as amended, this power of attorney has been executed by the undersigned.

/s/ JONATHAN MCNEILL
Signature

Jonathan McNeill
Print

January 30, 2024
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Christopher T. Hatto, Brent Kastner, Craig B. Glidden and John S. Kim, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Annual Report on Form 10-K	Year Ended December 31, 2023

and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Exchange Act of 1934, as amended, this power of attorney has been executed by the undersigned.

/s/ JUDITH A. MISCIK
Signature

Judith A. Miscik
Print

January 30, 2024
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Christopher T. Hatto, Brent Kastner, Craig B. Glidden and John S. Kim, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Annual Report on Form 10-K	Year Ended December 31, 2023

and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Exchange Act of 1934, as amended, this power of attorney has been executed by the undersigned.

/s/ THOMAS M. SCHOEWE
Name

Thomas M. Schoewe
Print

January 30, 2024
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Christopher T. Hatto, Brent Kastner, Craig B. Glidden and John S. Kim, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Annual Report on Form 10-K	Year Ended December 31, 2023

and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Exchange Act of 1934, as amended, this power of attorney has been executed by the undersigned.

/s/ MARK A. TATUM
Signature

Mark A. Tatum
Print

January 30, 2024
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Christopher T. Hatto, Brent Kastner, Craig B. Glidden and John S. Kim, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Annual Report on Form 10-K	Year Ended December 31, 2023

and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Exchange Act of 1934, as amended, this power of attorney has been executed by the undersigned.

/s/ JAN E. TIGHE
Signature

Jan E. Tighe
Print

January 30, 2024
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Christopher T. Hatto, Brent Kastner, Craig B. Glidden and John S. Kim, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Annual Report on Form 10-K	Year Ended December 31, 2023

and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Exchange Act of 1934, as amended, this power of attorney has been executed by the undersigned.

/s/ DEVIN N. WENIG
Signature

Devin N. Wenig
Print

January 30, 2024
Date